UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Filed by a party other than the registrant ☐

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☐	Preliminary proxy statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Section 240.14a-12

Hudson Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BARCODESee the reverse side of this notice to obtainproxy materials and voting instructions.BROKERLOGOHERE1 OF 212151234567123456712345671234567123456712345671234567Broadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theShareholder Meeting to Be Held on <mtgdate>.You are receiving this communication because you holdshares in the above named company.This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side).We encourage you to access and review all of the importantinformation contained in the proxy materials before voting.Meeting InformationMeeting Type:<mtgtype>For holders as of:<recdate>Date: Time: <mtgtime>Location:0000464845_1 R1.0.1.18HUDSON TECHNOLOGIES, INC.Annual MeetingJune 11, 2020June 11, 202010:00 AM EDTApril 13, 2020One Blue Hill PlazaPearl River, New York 10965Return Address Line 1Return Address Line 2Return Address Line 351 MERCEDES WAYEDGEWOOD NY 11717Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000464845_2 R1.0.1.18

BARCODE123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012Broadridge Internal Use OnlyxxxxxxxxxxxxxxxxxxxxCusipJob #Envelope #Sequence ## of # Sequence #0000464845_3 R1.0.1.18The Board of Directors recommends that youvote FOR the following:1. Election of Directors Nominees01 Richard D. Caruso02 Dominic J. Monetta03 Richard Parrillo04 Eric A. Prouty05 Kevin J. ZugibeThe Board of Directors recommends you vote FOR the following proposal(s):2. To approve the Company's 2020 Stock Incentive Plan.3. To approve an amendment to the Company's Certificate of Incorporation to implement a reverse stock split.4. To approve, by non-binding advisory vote, named executive officer compensation.5. To ratify the appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending December 31, 2020.NOTE: 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Reserved for Broadridge Internal Control Information THIS SPACE RESERVED FOR LANGUAGE PERTAINING TOBANKS AND BROKERSAS REQUIRED BY THE NEW YORK STOCK EXCHANGEVoting InstructionsTHIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-0101215# OF #Broadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence # 0000464845_4 R1.0.1.18